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LITMAN GREGORY FUNDS TRUST

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LITMAN GREGORY FUNDS TRUST

LITMAN GREGORY MASTERS SMALLER COMPANIES FUND

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

INFORMATION STATEMENT

August 14, 2017

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) and the Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund” and, with the Smaller Companies Fund, a “Fund” or the “Funds”), series of Litman Gregory Funds Trust (the “Trust”).

The Board of Trustees of the Trust has approved (i) a new investment sub-advisory agreement with Segall Bryant & Hamill, LLC (“SBH”) on behalf of the Smaller Companies Fund and (ii) a new investment sub-advisory agreement with DCI, LLC (“DCI”) on behalf of the Alternative Strategies Fund. There will be no changes to the Funds’ investment objectives, and the aggregate advisory fees of the Funds will not increase as a result of these changes.

The new investment sub-advisory agreements with SBH and DCI have been approved because SBH and DCI have been retained as sub-advisors to manage a portion of the Smaller Companies Fund’s assets and the Alternative Strategies Fund’s assets, respectively. The Trust’s advisor believes that having SBH as one of the Smaller Companies Fund’s sub-advisors and having DCI as one of the Alternative Strategies Fund’s sub-advisors would be beneficial to each Fund and its shareholders.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-925-254-8999 and we will be glad to assist you. Thank you for your continued support of Litman Gregory Funds Trust.

Very truly yours,

Jeremy DeGroot

President

LITMAN GREGORY FUNDS TRUST

LITMAN GREGORY MASTERS SMALLER COMPANIES FUND

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND

1676 N. California Blvd., Suite 500

Walnut Creek, California 94596

INFORMATION STATEMENT

August 14, 2017

This document is an Information Statement relating to the hiring of (i) Segall Bryant & Hamill, LLC (“SBH”), 540 West Madison Street, Suite 1900, Chicago, Illinois 60661, as one of the sub-advisors to the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) and (ii) DCI, LLC (“DCI”), 201 Spear Street, Suite 250, San Francisco, California 94105, as one of the sub-advisors to the Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund” and, with the Smaller Companies Fund, a “Fund” or the “Funds”), series of Litman Gregory Funds Trust (the “Trust”). This Information Statement is being furnished on behalf of the Trust’s Board of Trustees (the “Board”) to shareholders of the Funds. This Information Statement is being mailed to shareholders of the Funds on or about August 18, 2017.

Litman Gregory Fund Advisors, LLC (the “Advisor”) serves as the investment advisor to the Funds and is located at 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. In addition to SBH, Cove Street Capital, LLC and Wells Capital Management, Inc., each serve as a sub-advisor to the Smaller Companies Fund. Their principal offices are located at 2101 East El Segundo Boulevard, Suite 302, El Segundo, California 90245 and 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, respectively. In addition to DCI, DoubleLine Capital LP, First Pacific Advisors, LLC, Loomis, Sayles & Company, L.P., Passport Capital, LLC and Water Island Capital, LLC, each serve as a sub-advisor to the Alternative Strategies Fund. Their principal offices are located at 333 South Grand Avenue, Suite 1800, Los Angeles, California, 90071, 11601 Wilshire Blvd., Suite 1200, Los Angeles, California, 90025, One Financial Center, Boston, Massachusetts 02111, One Market Street, Steuart Tower, Suite 2200, San Francisco, California 94105 and 41 Madison Avenue, 42nd Floor, New York, New York 10010, respectively. The Funds’ principal underwriter is ALPS Distributors, Inc., whose principal office is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. State Street Bank and Trust Company serves as the Funds’ administrator and custodian and is located at One Lincoln Street, Boston, Massachusetts 02111. Boston Financial Data Services serves as the Funds’ transfer agent and is located at 330 West Ninth Street, Kansas City, Missouri 64105.

This is not a proxy statement and does not relate to a meeting of shareholders of the Funds. We are not asking you for a proxy, and we are not asking you for voting instructions. Please do not send us a proxy.

The expenses incurred in connection with preparing and delivering this Information Statement will be borne by the Funds. Copies of the Funds’ most recent annual report to shareholders are available on the Trust’s website at http://www.mastersfunds.com or will be furnished without charge upon request by writing to the Funds at Litman Gregory Funds Trust c/o Boston Financial Data Services West, P.O. Box 219922, Kansas City, MO 64121-9922, or by calling 1-800-960-0188.

Important Notice Regarding the Availability of the Information Statement: This Information Statement and the Funds’ most recent annual report and semi-annual report to shareholders are available at http://www.mastersfunds.com.

By Order of the Board,

Jeremy DeGroot

President

Walnut Creek, California

August 14, 2017

I.	Introduction

At a meeting held on May 31, 2017 (the “Meeting”), the Board, including the trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved (i) a new investment sub-advisory agreement (the “SBH Agreement” or “SBH Sub-Advisory Agreement”) by and between the Advisor and SBH pursuant to which SBH will serve as one of the Smaller Companies Fund’s sub-advisors and manage a portion of the Smaller Companies Fund’s assets and (ii) a new investment sub-advisory agreement (the “DCI Agreement” or “DCI Sub-Advisory Agreement”) by and between the Advisor and DCI pursuant to which DCI will serve as one of the Alternative Strategies Fund’s sub-advisors and manage a portion of the Alternative Strategies Fund’s assets.

The Advisor recommended that the Board approve each of the SBH Agreement and the DCH Agreement because the Advisor believes that having SBH and DCI as sub-advisors with respect to a portion of the Smaller Companies Fund’s assets and the Alternative Strategies Fund’s assets, respectively, would be beneficial to both the Funds and their shareholders. The SBH Agreement became effective as of June 19, 2017 and the DCI Agreement became effective as of July 10, 2017. As a result of the hiring of SBH, there were no changes to the Smaller Companies Fund’s investment objective, and the aggregate advisory fees paid by the Smaller Companies Fund did not increase. As a result of the hiring of DCI, there were no changes to the Alternative Strategies Fund’s investment objective, and the aggregate advisory fees paid by the Alternative Strategies Fund did not increase.

Pursuant to an exemptive order issued to the Trust and the Advisor by the U.S. Securities and Exchange Commission (the “SEC”) on June 13, 1997 (the “Order”), shareholder approval of the SBH Agreement and the DCI Agreement was not required to be, and was not, obtained. The Order permits the Advisor, subject to the approval of and oversight by the Board, to enter into sub-advisory agreements with sub-advisors with which it is not affiliated and to make certain changes to existing sub-advisory agreements without shareholder approval. Even though shareholder approval is not being sought with respect to the approval of the SBH Agreement and the DCI Agreement, the Order requires that the Trust provide shareholders with this Information Statement containing information about SBH and DCI, the circumstances surrounding the Board’s approval of the SBH Agreement and the DCI Agreement, and the material terms of the SBH Agreement and the DCI Agreement.

II.	Segall Bryant & Hamill, LLC – Smaller Companies Fund

A.	Information Regarding SBH

SBH is a registered investment adviser under the Investment Advisers Act of 1940, as amended. SBH’s primary business is to provide a variety of investment management services to registered investment companies, institutional separate accounts, and private funds. As of June 30, 2017, SBH had approximately $11.2 billion in assets under management.

The Advisor has allocated a portion of the Smaller Companies Fund’s assets to SBH (the “SBH Allocated Assets”) to be managed by Mark T. Dickherber and Shaun P. Nicholson. Dickherber joined SBH in 2007 and is a principal, senior portfolio manager and head of SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Core and Small Cap Value strategies and the co-portfolio manager of SBH’s Small Cap Value Concentrated strategy. Dickherber is also responsible for equity research in the Small Cap and Small/Mid Core equity portfolios and is a specialist in the healthcare sector. Prior to joining SBH, Dickherber served as director of research for Kennedy Capital Management, where he had worked since 1996. Nicholson joined SBH in 2011 and is a senior portfolio manager for SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value Concentrated strategy and the co-portfolio manager for SBH’s Small Cap Value strategy. He is responsible for research related to materials, autos/transports, industrials, regional banks and energy within the respective portfolios. Prior to joining SBH, Nicholson spent six years at Kennedy Capital Management.

Additional information about SBH, including its principal executive officers and directors is provided in Exhibit B.

B.	Material Terms of the SBH Agreement

The following discussion is a description of the material terms of the SBH Agreement. This description is qualified in its entirety by reference to the form of the SBH Agreement, which is attached as Exhibit C to this Information Statement.

Pursuant to the SBH Agreement, SBH will provide, subject to the supervision and direction of the Advisor and the Board, investment advice and related services with respect to the SBH Allocated Assets. SBH is responsible for providing the personnel, office space, and equipment reasonably necessary to fulfill its obligations under the SBH Agreement. The SBH Agreement will be in effect for an initial term of two years upon approval by the Board and will continue to be in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved at least annually by (i) the Board or by the vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (iii) the Advisor. The SBH Agreement is not assignable and may be terminated without penalty (i) by the Board or by vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, upon written notice to SBH and the Advisor; and (ii) by the Advisor or SBH upon written notice to the Trust and the other party. The SBH Agreement provides that SBH may render similar or different services to other clients so long as SBH’s ability to render the services provided for in the SBH Agreement is not impaired thereby.

The SBH Agreement provides that SBH shall exercise reasonable care and prudence in fulfilling its obligations thereunder. The SBH Agreement also provides that SBH shall be liable for (i) any material inaccuracy or incompleteness of the statements furnished in writing by SBH for use by the Advisor in the Fund’s offering materials; and (ii) any loss incurred by the Fund as a result of any investment made by SBH in violation of the SBH Agreement or if such loss was due to SBH’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the SBH Agreement (“Disabling Conduct”). In the absence of any Disabling Conduct on the part of SBH, SBH will not be subject to liability to the Advisor, the Trust, or the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the SBH Agreement or for any losses that may be sustained in the purchase, holding or sale of any securities by the Fund.

Under the SBH Agreement, each party to the SBH Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expenses (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under the SBH Agreement, provided, however, that nothing in the SBH Agreement shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its willful misfeasance, bad faith, or negligence in the performance of its duties in the SBH Agreement or by reason of reckless disregard of obligations and duties under the Agreement.

Under the SBH Agreement, SBH will (i) furnish the Fund with advice and recommendations with respect to the investment of the SBH Allocated Assets; (ii) effect the purchase and sale of portfolio securities for the SBH Allocated Assets; (iii) determine that portion of the SBH Allocated Assets that will remain uninvested, if any; (iv) manage and oversee the investments of the SBH Allocated Assets, subject to the ultimate supervision and direction of the Board; (v) vote proxies, file required ownership reports and take other actions with respect to the securities in the SBH Allocated Assets; (vi) maintain the books and records required to be maintained with respect to the securities in the SBH Allocated Assets; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the SBH Allocated Assets which the Advisor, the Trustees, or the officers of the Trust may reasonably request; and (viii) render to the Board such periodic and special reports with respect to the SBH Allocated Assets as the Board may reasonably request.

The Advisor, and not the Fund, is responsible for payment of the sub-advisory fees to SBH under the SBH Agreement. The fees payable to SBH pursuant to the SBH Agreement are included in the advisory fees paid to the Advisor.

C.	Approval of the SBH Agreement by the Board and the Independent Trustees

At the Meeting, the Board, including the Independent Trustees, unanimously approved the hiring of SBH as one of the sub-advisors to the Smaller Companies Fund and the SBH Agreement. In determining whether to approve the SBH Agreement, the Board and the Independent Trustees considered the materials prepared by the Advisor and received in advance of and at the Meeting and other information, which included, without limitation: (i) confirmation that the standard form of the sub-advisory agreement used by the Fund would be used in substantially that form for the SBH Agreement; (ii) information regarding the process by which the Advisor undertook in recommending SBH for Board approval; (iii) information regarding the nature, extent and quality of the services that SBH is expected to provide to the Fund; (iv) information regarding SBH’s reputation, investment management business, personnel, and operations; (v) information regarding SBH’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees to be charged by SBH; (vii) information regarding SBH’s compliance program; (viii) information regarding SBH’s historical performance returns managing a registered investment company and separate accounts on a discretionary basis with an investment mandate similar to that of the Fund as well as performance information of relevant indexes; and (ix) information regarding SBH’s financial condition. The Board also considered the substance of its discussions with representatives of the Advisor at the Meeting. In particular, the Board and the Independent Trustees focused on the following:

Nature, extent and quality of services expected to be provided

The Board reviewed the services expected to be provided to the Fund by SBH. The Board considered SBH’s investment experience, philosophy and process and noted that SBH employs an investment process that is driven by a combination of proprietary screening and fundamental due diligence centered on companies possessing those catalysts that it believes will drive a significant improvement in return on invested capital, or ROIC. The Board also considered the extensive due diligence process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Smaller Companies Fund by SBH.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by SBH would be satisfactory and would have the potential to benefit the Fund.

Investment performance of SBH

The Board considered SBH’s track record with respect to a fund with a similar strategy to the Smaller Companies Fund as well as the performance of a separate account that has a track record from 2008 that has performed well against the Russell 2000 Value Index and the Russell 2000 Index as well as the Morningstar Small Cap Value category for various periods. Based on such review, the Board, including the Independent Trustees, concluded that SBH’s historical performance, when viewed with other factors considered by the Board, support a decision to approve the SBH Sub-Advisory Agreement.

Cost of the services to be provided and profits to be realized from the relationship with the Fund

The Board considered the proposed sub-advisory fee payable to SBH under the SBH Sub-Advisory Agreement, noting that such fee would be paid by the Advisor, and not the Smaller Companies Fund, and, thus, would not impact the fees to be paid by the Fund. The Board considered that the proposed sub-advisory fee to be paid to SBH by the Advisor under the SBH Sub-Advisory Agreement had been negotiated at arm’s-length and is competitive with other sub-advisors to the Fund. Given the arm’s-length nature of the arrangement, the Board concluded that the proposed sub-advisory fee payable to SBH by the Advisor under the SBH Sub-Advisory Agreement is reasonable and appropriate. The Board noted that an analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of profitability with respect to approval of the SBH Sub-Advisory Agreement were not relevant to the Board’s determination to approve the SBH Sub-Advisory Agreement.

Based on such review, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee payable to SBH would be reasonable in relation to the services expected to be provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee because the Advisor will pay SBH out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the annual renewal of the Advisor’s advisory agreement with the Fund.

Fall-Out benefits

The Board considered that there may be financial benefits that SBH derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed sub-advisory fee to SBH.

Conclusion

The Independent Trustees did not identify any single factor discussed previously as all important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the SBH Sub-Advisory Agreement were fair and reasonable, that the fees are reasonable in light of the services expected to be provided to the Fund and that the SBH Sub-Advisory Agreement should be approved. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the SBH Sub-Advisory Agreement was in the best interest of the Smaller Companies Fund and its shareholders.

III.	DCI, LLC – Alternative Strategies Fund

A.	Information Regarding DCI

DCI is a registered investment adviser under the Investment Advisers Act of 1940, as amended. DCI’s primary business is to provide a variety of investment management services to registered investment companies, institutional separate accounts, and private funds. As of June 30, 2017, DCI had approximately $4 billion in assets under management.

The Advisor has allocated a portion of the Alternative Strategies Fund’s assets to DCI (the “DCI Allocated Assets”) to be managed by a team of portfolio managers: Stephen Kealhofer, Tim Kasta, Richard Donick, Paul Harrison, Bin Zeng and Adam Dwinells. Mr. Kealhofer is the Head of Research and Director of DCI. He was formerly Co-Founder and Managing Partner of KMV and Assistant Professor of Finance at Columbia University. Mr. Kasta is Chief Executive Officer and Director of DCI. He was formerly Managing Director of Moody’s KMV, Partner and Managing Director of KMV and a senior analyst in corporate banking at Bank of Montreal. Mr. Donick is President, Chief Risk Officer and Director of DCI. Prior to joining DCI, Mr. Donick was with the financial restructuring group at HLHZ; Chief Operating Officer of UBS Capital, Head of FX Derivatives at UBS AG Europe and an attorney at Johnson & Gibbs. Mr. Harrison is Chief Investment Officer of DCI. He was formerly Chief Investment Officer and Head of Research at Barclays Global Investors/BlackRock; Chief of Capital Markets at the Federal Reserve Board and a member of the finance faculty at Brandeis University. Mr. Zeng is Head of Credit Research of DCI. He was formerly Co-Head of Global Credit Research and Managing Director of Barclays Global Investors/BlackRock and Director of Moody’s KMV. Mr. Dwinells is Head of Portfolio Management of DCI. He was formerly Vice President and Senior Risk Advisor of JP Morgan and its predecessor companies.

Additional information about DCI, including its principal executive officers and directors is provided in Exhibit B.

B.	Material Terms of the DCI Agreement

The following discussion is a description of the material terms of the DCI Agreement. This description is qualified in its entirety by reference to the form of the DCI Agreement, which is attached as Exhibit D to this Information Statement.

Pursuant to the DCI Agreement, DCI will provide, subject to the supervision and direction of the Advisor and the Board, investment advice and related services with respect to the DCI Allocated Assets. DCI is responsible for providing the personnel, office space, and equipment reasonably necessary to fulfill its obligations under the DCI Agreement. The DCI Agreement will be in effect for an initial term of two years upon approval by the Board and will continue to be in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved at least annually by (i) the Board or by the vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (iii) the Advisor. The DCI Agreement is not assignable and may be terminated without penalty (i) by the Board or by vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, upon written notice to DCI and the Advisor; and (ii) by the Advisor or DCI upon written notice to the Trust and the other party. The DCI Agreement provides that DCI may render similar or different services to other clients so long as DCI’s ability to render the services provided for in the DCI Agreement is not impaired thereby.

The DCI Agreement provides that DCI shall exercise reasonable care and prudence in fulfilling its obligations thereunder. The DCI Agreement also provides that DCI shall be liable for (i) any material inaccuracy or incompleteness of the statements furnished in writing by DCI for use by the Advisor in the Fund’s offering materials; and (ii) any loss incurred by the Fund as a result of any investment made by DCI in violation of the DCI Agreement or if such loss was due to DCI’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the DCI Agreement (“Disabling Conduct”). In the absence of any Disabling Conduct on the part of DCI, DCI will not be subject to liability to the Advisor, the Trust, or the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the DCI Agreement or for any losses that may be sustained in the purchase, holding or sale of any securities by the Fund.

Under the DCI Agreement, each party to the DCI Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expenses (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under the DCI Agreement, provided, however, that nothing in the DCI Agreement shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its willful misfeasance, bad faith, or negligence in the performance of its duties in the DCI Agreement or by reason of reckless disregard of obligations and duties under the Agreement.

Under the DCI Agreement, DCI will (i) furnish the Fund with advice and recommendations with respect to the investment of the DCI Allocated Assets; (ii) effect the purchase and sale of portfolio securities for the DCI Allocated Assets; (iii) determine that portion of the DCI Allocated Assets that will remain uninvested, if any; (iv) manage and oversee the investments of the DCI Allocated Assets, subject to the ultimate supervision and direction of the Board; (v) vote proxies, file required ownership reports and take other actions with respect to the securities in the DCI Allocated Assets; (vi) maintain the books and records required to be maintained with respect to the securities in the DCI Allocated Assets; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the DCI Allocated Assets which the Advisor, the Trustees, or the officers of the Trust may reasonably request; and (viii) render to the Board such periodic and special reports with respect to the DCI Allocated Assets as the Board may reasonably request.

The Advisor, and not the Fund, is responsible for payment of the sub-advisory fees to DCI under the DCI Agreement. The fees payable to DCI pursuant to the DCI Agreement are included in the advisory fees paid to the Advisor.

C.	Approval of the DCI Agreement by the Board and the Independent Trustees

At the Meeting, the Board, including the Independent Trustees, unanimously approved the hiring of DCI as one of the sub-advisors to the Alternative Strategies Fund (the “Fund”) and the DCI Agreement. In determining whether to approve the DCI Agreement, the Board and the Independent Trustees considered the materials prepared by the Advisor and received in advance of and at the Meeting and other information, which included, without limitation: (i) confirmation that the standard form of the sub-advisory agreement used by the Fund would be used in substantially that form for the DCI Agreement; (ii) information regarding the process by which the Advisor undertook in recommending DCI for Board approval; (iii) information regarding the nature, extent and quality of the services that DCI is expected to provide to the Fund; (iv) information regarding DCI’s reputation, investment management business, personnel, and operations; (v) information regarding DCI’s brokerage and trading policies and practices; (vi) information regarding the level of sub-advisory fees to be charged by DCI; (vii) information regarding DCI’s compliance program; (viii) information regarding DCI’s historical performance returns managing a registered investment company and separate accounts on a discretionary basis with an investment mandate similar to that of the Fund as well as performance information of relevant indexes; and (ix) information regarding DCI’s financial condition. The Board also considered the substance of its discussions with representatives of the Advisor at the Meeting. In particular, the Board and the Independent Trustees focused on the following:

Nature, extent and quality of services expected to be provided

The Board reviewed the services expected to be provided to the Fund by DCI. The Board considered DCI’s investment experience, philosophy and process and noted that DCI employs proprietary models, including a default probabilities model, a valuation model and a portfolio construction model. The Board also considered the extensive due diligence process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Alternative Strategies Fund by DCI.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by DCI would be satisfactory and would have the potential to benefit the Fund.

Investment performance of DCI

The Board considered DCI’s track record with respect to a fund with a similar strategy to an earlier version of the long-short credit default swaps portfolio that was managed for an extended period and found to have satisfactory long-term risk-adjusted returns. It was noted that DCI made significant enhancements to its strategy in mid-2016 which significantly improved the performance of the strategy in periods of low volatility. Based on such review, the Board, including the Independent Trustees, concluded that DCI’s historical performance, when viewed with other factors considered by the Board, support a decision to approve the DCI Sub-Advisory Agreement.

Cost of the services to be provided and profits to be realized from the relationship with the Fund

The Board considered the proposed sub-advisory fee payable to DCI under the DCI Sub-Advisory Agreement, noting that such fee would be paid by the Advisor, and not the Alternative Strategies Fund, and, thus, would not impact the fees to be paid by the Fund. The Board considered that the proposed sub-advisory fee to be paid to DCI by the Advisor under the DCI Sub-Advisory Agreement had been negotiated at arm’s-length and is competitive with other sub-advisors to the Fund. Given the arm’s-length nature of the arrangement, the Board concluded that the proposed sub-advisory fee payable to DCI by the Advisor under the DCI Sub-Advisory Agreement is reasonable and appropriate. The Board noted that an analysis of profitability in general was more appropriate in the context of the Board’s consideration of the advisory agreement with the Advisor. Accordingly, considerations of profitability with respect to approval of the DCI Sub-Advisory Agreement were not relevant to the Board’s determination to approve the DCI Sub-Advisory Agreement.

Based on such review, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee payable to DCI would be reasonable in relation to the services expected to be provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fee because the Advisor will pay DCI out of its advisory fees received from the Fund and noted that the Board considered economies of scale for the Fund in connection with the annual renewal of the Advisor’s advisory agreement with the Fund.

Fall-Out benefits

The Board considered that there may be financial benefits that DCI derives from its relationship with the Advisor and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed sub-advisory fee to DCI.

Conclusion

The Independent Trustees did not identify any single factor discussed previously as all important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the DCI Sub-Advisory Agreement were fair and reasonable, that the fees are reasonable in light of the services expected to be provided to the Fund and that the DCI Sub-Advisory Agreement should be approved. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the DCI Sub-Advisory Agreement was in the best interest of the Alternative Strategies Fund and its shareholders.

IV.	Other Information

Information Regarding the Trust

The Trust is a Delaware statutory trust organized on August 1, 1996, and is registered with the SEC as an open-end management investment company under the 1940 Act.

Ownership of Shares

Exhibit A lists the shareholders who, to the knowledge of the Trust, are beneficial owners of more than 5% of the outstanding shares of a class of the Smaller Companies Fund and the Alternative Strategies Fund as of June 30, 2017. Any shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. A control person can have a significant impact on the outcome of a shareholder vote.

As of June 30, 2017, no Trustees of the Trust owned 1% or more of the outstanding shares of a class of the Smaller Companies Fund or the Alternative Strategies Fund, and all Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each class of a Fund.

Shareholder Proposals

As a general matter, the Funds do not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Funds, 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. They must be received by the Funds within a reasonable period of time prior to any such shareholder meeting.

Affiliated Brokerage

For the fiscal year ended December 31, 2016, the Funds did not pay brokerage commissions to any affiliated broker-dealer.

Householding

Only one copy of this Information Statement is being delivered to multiple shareholders sharing an address unless the Funds have received contrary instructions from one or more of the shareholders, in which case the Funds will deliver promptly separate copies of this Information Statement to such shared address. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Funds.

Shareholders sharing an address who currently receive multiple copies of annual reports to shareholders, information statements or proxy materials at the same address and would like to request “householding” of their communications, and shareholders who no longer wish to participate in “householding” and prefer to receive a separate copy of annual reports to shareholders, information statements and proxy materials, should contact the Funds at Litman Gregory Funds Trust c/o Boston Financial Data Services West, P.O. Box 219922, Kansas City, MO 64121-9922.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE.

EXHIBIT A

BENEFICIAL OWNERSHIP OF FUND SHARES

As of June 30, 2017, to the Trust’s knowledge, the following persons are beneficial owners of more than 5% of the outstanding shares of a class of the Smaller Companies Fund:

Institutional Class

Name and Address	Number of Shares Beneficially Owned	% of Class Owned	Type of Owner
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	552,570.3830	35.90%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-2010	281,268.2840	18.28%	Record

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	124,725.7200	8.10%	Record

As of June 30, 2017, to the Trust’s knowledge, the following persons are beneficial owners of more than 5% of the outstanding shares of a class of the Alternative Strategies Fund:

Institutional Class

Name and Address	Number of Shares Beneficially Owned	% of Class Owned	Type of Owner
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	48,322,644.5360	34.06%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-2010	29,664,931.0950	20.91%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	10,738,063.0160	7.57%	Record

Investor Class

Name and Address	Number of Shares Beneficially Owned	% of Class Owned	Type of Owner
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	8,320,408.1570	48.02%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-2010	5,673,236.6050	32.74%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	1,785,049.3150	10.30%	Record

EXHIBIT B

Additional Information Regarding SBH

Smaller Companies Fund

SBH has its principal office located at 540 West Madison Street, Suite 1900, Chicago, IL 60661. Schedules of the direct and indirect ownership of SBH can be found in Part 1A of SBH’s Form ADV available at http://www.sec.gov.

Set forth below are the names and titles of the principal executive officers of SBH. The address of each such officer is c/o 540 West Madison Street, Suite 1900, Chicago, IL 60661.

Name	Title
Philip L. Hildebrandt	Chief Executive Officer; Member, Management Committee
Paul A. Lythberg	Chief Compliance Officer
Lee M. Mitchell	Member, Management Committee
Ralph M. Segall	Member, Management Committee
Carl D. Thoma	Member, Management Committee

SBH acts as investment adviser to the following registered investment company that has a similar investment objective to the SBH Allocated Assets of the Smaller Companies Fund:

Fund Name	Net Assets Managed by SBH as of June 30, 2017	Advisory Fee Rate Paid to SBH (of average daily net assets)
Segall Bryant & Hamill Small Cap Value Fund	$502.6 million	0.83%

Certain of the accounts for which SBH provides investment advisory services may have performance-based fee arrangements. Such arrangements may potentially create an incentive to favor such accounts that pay a performance-based fee over other accounts, including the Smaller Companies Fund, in the allocation of investment opportunities. SBH has designed and implemented allocation procedures designed to ensure that all clients are treated fairly and equitably and to prevent this potential conflict from influencing the allocation of investment opportunities among clients.

It is SBH’s policy to limit its use of soft dollars to arrangements falling within the safe-harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Only bona fide research and brokerage products and services that provide assistance to SBH in the performance of its investment decision-making responsibilities are permitted and any allocation of brokerage commissions must be reasonable in relation to the research, service or product provided.

None of the current Trustees or officers of the Smaller Companies Fund is an officer, employee, director, general partner or shareholder of SBH; owns securities or has any other material direct or indirect interest in SBH or any person controlling, controlled by or under common control with SBH; or has purchased or sold securities or ownership interests of SBH, its parents, or subsidiaries of either, since the beginning of the Smaller Companies Fund’s most recently completed fiscal year.

Additional Information Regarding DCI

Alternative Strategies Fund

DCI has its principal office located at 201 Spear Street, Suite 250, San Francisco, CA 94105. Schedules of the direct and indirect ownership of DCI can be found in Part 1A of DCI’s Form ADV available at http://www.sec.gov.

Set forth below are the names and titles of the principal executive officers of DCI. The address of each such officer is c/o 201 Spear Street, Suite 250, San Francisco, CA 94105.

Name	Title
David M. Solo	Chairman
Richard E. Donick	President; Elected Manager
Brian T. Kasta	Chief Executive Officer; Elected Manager
Jon R. Bailey	Chief Compliance Officer and Head of Operations
Stephen B. Kealhofer	Elected Manager

DCI is not an investment adviser to any other registered investment company that has a similar investment objective to the DCI Allocated Assets of the Alternative Strategies Fund.

Certain of the accounts for which DCI provides investment advisory services may have performance-based fee arrangements. Such arrangements may potentially create an incentive to favor such accounts that pay a performance-based fee over other accounts, including the Alternative Strategies Fund, in the allocation of investment opportunities. DCI has designed and implemented allocation procedures designed to ensure that all clients are treated fairly and equitably and to prevent this potential conflict from influencing the allocation of investment opportunities among clients.

It is DCI’s policy to limit its use of soft dollars to arrangements falling within the safe-harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Only bona fide research and brokerage products and services that provide assistance to DCI in the performance of its investment decision-making responsibilities are permitted and any allocation of brokerage commissions must be reasonable in relation to the research, service or product provided.

None of the current Trustees or officers of the Alternative Strategies Fund is an officer, employee, director, general partner or shareholder of DCI; owns securities or has any other material direct or indirect interest in DCI or any person controlling, controlled by or under common control with DCI; or has purchased or sold securities or ownership interests of DCI, its parents, or subsidiaries of either, since the beginning of the Alternative Strategies Fund’s most recently completed fiscal year.

EXHIBIT C

LITMAN GREGORY MASTERS SMALLER COMPANIES FUND

LITMAN GREGORY FUNDS TRUST

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT is made as of the 13th day of June 2017 by and between LITMAN/GREGORY FUND ADVISORS, LLC (the “Advisor”) and SEGALL BRYANT & HAMILL, LLC (the “Sub-Advisor”).

WITNESSETH:

WHEREAS, the Advisor has been retained as the investment adviser to the Litman Gregory Masters Smaller Companies Fund (the “Fund”), a series of the Litman Gregory Funds Trust (the “Trust”), an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Advisor has been authorized by the Trust to retain one or more investment advisers (each an “investment manager”) to serve as portfolio managers for a specified portion of the Fund’s assets (the “Allocated Portion”); and

WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and is engaged in the business of supplying investment advisory services as an independent contractor; and

WHEREAS, the Fund and the Advisor desire to retain the Sub-Advisor as an investment manager to render portfolio advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Sub-Advisor desires to furnish said advice and services; and

WHEREAS, the Trust and the Fund are third party beneficiaries of such arrangements;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, which shall include the Trust on behalf of the Fund for purposes of the indemnification provisions of section 11 hereof, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Sub-Advisor.

(a) The Advisor hereby employs the Sub-Advisor, and the Sub-Advisor hereby accepts such employment, to render investment advice and related services with respect to the Allocated Portion of the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Advisor and the Trust’s Board of Trustees.

(b) The Sub-Advisor’s employment shall be solely with respect to the Allocated Portion of the Fund’s assets, such Allocated Portion to be specified by the Advisor and subject to periodic increases or decreases at the Advisor’s sole discretion.

(c) Nature of Fund. The Sub-Advisor and the Advisor both acknowledge that the Fund is a mutual fund that operates as a series of an open-end series investment company under the plenary authority of the Trust’s Board of Trustees. In managing the Allocated Portion, the Sub-Advisor shall do so subject always to the plenary authority of the Board of Trustees.

2. Duties of Sub-Advisor.

(a) General Duties. The Sub-Advisor shall act as one of several investment managers to the Fund and shall invest the Sub-Advisor’s Allocated Portion of the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. The Advisor represents that the foregoing documents, as they may be amended from time to time, are consistent with the provisions of law, regulatory policies and organizational documents applicable to the Fund and the Advisor, and the Advisor will notify the Sub-Advisor in the event amendments to the foregoing are needed to conform to any changes in such provisions of law, regulatory policies or organizational documents. The Advisor will furnish to the Sub-Advisor current and complete copies of the Declaration of Trust and By-Laws of the Trust, and the Fund’s current Prospectus and Statement of Additional Information as those documents may be amended from time to time, and will provide the Sub-Advisor with any limitations, policies and procedures applicable to the Allocated Portion reasonably in advance of their adoption. In providing such services, the Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law. Advisor shall provide to the Sub-Advisor all information with respect to the Fund necessary to enable the Sub-Advisor to maintain compliance with applicable regulations, laws, policies, and restrictions with respect to the Sub-Advisor’s Allocated Portion.

Without limiting the generality of the foregoing, the Sub-Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s Allocated Portion of the Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s Allocated Portion; (iii) determine that portion of the Sub-Advisor’s Allocated Portion that will remain uninvested, if any; (iv) manage and oversee the investments of the Sub-Advisor’s Allocated Portion, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (v) vote proxies, file required ownership reports, and take other actions with respect to the securities in the Sub-Advisor’s Allocated Portion; (vi) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s Allocated Portion; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Allocated Portion of the Fund’s assets which the Advisor, the Trustees, or the officers of the Trust may reasonably request; and (viii) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Sub-Advisor’s Allocated Portion as the Board may reasonably request.

(b) Brokerage. With respect to the Sub-Advisor’s Allocated Portion, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates. For purposes hereof, references to ‘‘broker-dealer,” “broker” or “dealer” shall be understood to include other financial intermediaries and counterparties. The Sub-Advisor may direct orders to an affiliated person of the Sub-Advisor or to any other broker-dealer who has been identified by the Advisor to the Sub-Advisor as an affiliate of any other investment manager without prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees, provided that the Sub-Advisor does so in a manner consistent with Sections 17(a) and 17(e) of the Investment Company Act, Rule 17e-1 thereunder and the Rule 17e-1 procedures adopted by the Trust (a copy of which shall be provided to the Sub-Advisor by the Advisor). The Sub-Advisor’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this

Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or the Advisor’s overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, any affiliate of either, or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine, and the Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

For the avoidance of doubt, neither the Sub-Advisor nor any of its affiliates will be liable for the performance of the obligations, or acts or omissions of, any broker-dealer with respect to any transaction placed on behalf of the Fund.

(c) Proxy Voting. The Advisor hereby delegates to the Sub-Advisor, the Advisor’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Allocated Portion. The Sub-Advisor’s proxy voting policies shall comply with any rules or regulations promulgated by the Securities and Exchange Commission (the “SEC”). The Sub-Advisor shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Advisor’s voting procedures, of the Sub-Advisor’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Advisor shall supply updates of this record to the Advisor or any authorized representative of the Advisor, or to the Fund on a quarterly basis (or more frequently, if required by law). The Sub-Advisor shall provide the Advisor and the Fund with information regarding the policies and procedures that the Sub-Advisor uses to determine how to vote proxies relating to the Allocated Portion. The Fund may request that the Sub-Advisor vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies.

(d) Books and Records. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender reasonably promptly to the Fund copies of any of such records upon the Fund’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under the Investment Company Act with respect to the Fund and to preserve the records required by Rule 204-2 under the Advisers Act with respect to the Fund for the period specified in the Rule.

(e) Custody. Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund’s custodian bank, or its nominee or as otherwise provided in the Fund’s custody agreement. The Fund shall notify the Sub-Advisor of the identity of its custodian bank and shall give the Sub-Advisor thirty (30) days’ written notice of any changes in such custody arrangements. Neither the Sub-Advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash or securities, mortgages or deeds of trust, or other indicia of ownership of the Fund’s investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund’s custodian bank. The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Advisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-Advisor with all operational information necessary for the Sub-Advisor to trade on behalf of the Fund.

(f) (1) Consulting with Certain Affiliated Sub-Advisors. With respect to any transaction the Fund enters into with an affiliated sub-advisor (or an affiliated person of such sub-advisor) in reliance on Rule 10f-3, Rule 17a-10 or Rule 12d3-1 under the Investment Company Act, the Sub-Advisor agrees that it will not consult with the affiliated sub-advisor concerning such transaction, except to the extent necessary to comply with the percentage limits of paragraphs (a) and (b) of Rule 12d3-1.

(2) Transactions Among Sub-Advisors of the Fund. In any case in which there are two or more sub-advisors responsible for providing investment advice to the Fund, the Sub-Advisor may enter into a transaction on behalf of the Fund with another sub-advisor of the Fund (or an affiliated person of such sub-advisor) in reliance on Rule 10f-3, Rule 17a-10 or Rule 12d3-1 under the Investment Company Act, only if (i) the Sub-Advisor, under the terms of this Agreement, is responsible for providing investment advice with respect to its Allocated Portion, and (ii) the other sub-advisor is responsible for providing investment advice with respect to a separate portion of the portfolio of the Fund.

3. Representations of the Parties.

(a) Sub-Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) Sub-Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) Sub-Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act, the Investment Company Act and any other applicable state and/or self-regulatory organization regulations.

(d) Sub-Advisor shall be covered by errors and omissions insurance. The company self-retention or deductible shall not exceed reasonable and customary standards, and Sub-Advisor agrees to notify Advisor in the event the aggregate coverage of such insurance in any annual period is reduced below $5,000,000, except for the reduction due to claims.

(e) The Sub-Advisor represents and warrants to the Advisor and the Fund that (i) the retention of the Sub-Advisor as contemplated by this Agreement is authorized by the Sub-Advisor’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Advisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Advisor and when executed and delivered by the Sub-Advisor will be the legal, valid and binding obligation of the Sub-Advisor, enforceable against the Sub-Advisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(f) By execution of the Agreement, the Advisor represents that: (i) the terms hereof do not violate any law or other obligation by which the Advisor or the Fund is bound, whether arising by contract, operation of law or otherwise; (ii) the Agreement has been duly authorized by appropriate action and when so executed and delivered will be binding upon the Advisor in accordance with its terms; (iii) the Advisor has received a copy of Part 2 of the Sub-Advisor’s Form ADV; and (iv) the Advisor will deliver to the Sub-Advisor evidence of such authority as the Sub-Advisor may reasonably request, whether by way of a certified resolution or otherwise.

4. Independent Contractor. The Sub-Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust, the Fund, or the Advisor in any way, or in any way be deemed an agent for the Trust, the Fund, or the Advisor. It is expressly understood and agreed that the services to be rendered by the Sub-Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Sub-Advisor’s Personnel. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or retained by the Sub-Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice, and assistance as the Sub-Advisor, the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6. Expenses.

(a) The Sub-Advisor shall be responsible for (i) providing the personnel, office space, and equipment reasonably necessary to fulfill its obligations under this Agreement. The Sub-Advisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

(b) The Sub-Advisor may voluntarily absorb certain Fund expenses or waive some or all of the Sub-Advisor’s own fee.

(c) To the extent the Sub-Advisor incurs any costs by assuming expenses which are an obligation of the Advisor or the Fund, the Advisor or the Fund shall promptly reimburse the Sub-Advisor for such costs and expenses. To the extent the Sub-Advisor performs services for which the Fund or the Advisor is obligated to pay, the Sub-Advisor shall be entitled to prompt reimbursement in such amount as shall be negotiated between the Sub-Advisor and the Advisor but shall, under no circumstances, exceed the Sub-Advisor’s actual costs for providing such services.

7. Investment Sub-Advisory Fee.

(a) The Advisor shall pay to the Sub-Advisor, and the Sub-Advisor agrees to accept, as full compensation for all investment advisory services furnished or provided to the Fund pursuant to this Agreement, an annual sub-advisory fee based on the Sub-Advisor’s Allocated Portion, as such Allocated Portion may be adjusted from time to time. Such fee shall be paid at the annual rate specified in Exhibit A attached hereto on the net assets of the Fund attributable to the Sub-Advisor’s Allocated Portion, computed on the value of such net assets as of the close of business each day.

(b) The sub-advisory fee shall be paid by the Advisor to Sub-Advisor monthly in arrears on the tenth business day of each month.

(c) The initial fee under this Agreement shall be payable on the tenth business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Sub-Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Sub-Advisor under this Agreement will be reduced to the extent of any receivable owed by the Sub-Advisor to the Advisor or the Fund.

(e) The Sub-Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Advisor of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Sub-Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) The Sub-Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Sub-Advisor hereunder.

8. No Shorting; No Borrowing. The Sub-Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Sub-Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Funds assets in connection with any borrowing not directly for the Fund’s benefit.

9. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund and the Advisor represents and warrants that nothing herein contained is inconsistent with any such documents or requirements. In this connection, the Sub-Advisor acknowledges that the Advisor and the Trust’s Board of Trustees retain ultimate plenary authority over the Fund, including the Allocated Portion, and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. Reports and Access. The Sub-Advisor agrees to supply such information to the Advisor and to permit such compliance inspections by the Advisor or the Fund as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11. Standard of Care, Liability and Indemnification.

(a) The Sub-Advisor shall exercise reasonable care and prudence in fulfilling its obligations under this Agreement.

(b) The Sub-Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements furnished by the Sub-Advisor for use by the Advisor in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) that pertain to the Sub-Advisor. The Sub-Advisor shall have no responsibility or liability with respect to other disclosures.

(c) Except as otherwise provided in this Agreement, in the absence of willful misfeasance, bad faith, gross negligence, violation of law or reckless disregard of the obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust, or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, the Sub-Advisor shall not be liable to the Advisor, its officers, directors, agents, employees, controlling persons or shareholders, the Fund or to the Trust or its shareholders for (i) any acts of the Advisor or any other sub-advisor to the Fund with respect to the portion of the assets of the Fund not managed by the Sub-Advisor and (ii) acts of the Sub-Advisor which result from or are based upon acts of the Advisor, including, but not limited to, a failure of the Advisor to provide accurate and current information with respect to any records maintained by Advisor or any other sub-advisor to the Fund, which records are not also maintained by the Sub-Advisor or, to the extent such records relate to the portion of the assets managed by the Sub-Advisor, otherwise available to the Sub-Advisor upon reasonable request, provided, in all cases, that the liability was not attributable to the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, violation of law or reckless disregard of its obligations or duties hereunder.

(d) Except as otherwise provided in this Agreement, including without limitation paragraph (c) above, each, party to this Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall require an Indemnifying Party to indemnify an Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its willful misfeasance, bad faith, violation of law or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest.

The provisions of this paragraph 11(e) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

(f) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor or the Sub-Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. Non-Exclusivity; Trading for Sub-Advisor’s Own Account; Code of Ethics. The Advisor’s employment of the Sub-Advisor is not an exclusive arrangement. The Advisor anticipates that it will employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Sub-Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling, or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Sub-Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act, a copy of which has been provided to the Board of Trustees of the Trust. It is understood that the Sub-Advisor or its affiliates may take investment action or give advice on behalf of such other clients that differs from investment action taken on behalf of the Allocated Portion.

The Sub-Advisor will make such reports to the Advisor and the Fund as are required by Rule 17j-1 and Rule 38a-1 under the Investment Company Act. The Sub-Advisor agrees to provide the Advisor and the Fund with any information required to satisfy the compliance program, code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act and any rules or regulations promulgated by the SEC. To the extent the Sub-Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Sub-Advisor shall provide the Advisor with a copy of such code of ethics and any amendments thereto.

13. Term. This Agreement shall become effective upon approval by the Board of Trustees of the Trust and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval, and (iii) the Advisor. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

14. Termination; No Assignment.

(a) This Agreement may be terminated at any time without payment of any penalty, by: the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Sub-Advisor and the Advisor. This Agreement also may be terminated at any time, without the payment of any penalty, by the Advisor or the Sub-Advisor upon sixty (60) days’ written notice to the Trust and the other party. In the event of a termination, Sub-Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by Sub-Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the Investment Company Act.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

16. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act and any rules and regulations promulgated thereunder.

18. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Advisor hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Advisor (on behalf of itself and the Fund) and the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Advisor or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Advisor and the Fund and communicated in writing to the Sub-Advisor. Such written approval shall not be unreasonably withheld by the Advisor or the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

19. Anti-Money Laundering Compliance. The Sub-Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Sub-Advisor agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Advisor, now and in the future. The Sub-Advisor further agrees to provide to the Fund and/or the Advisor such reports, certifications and contractual assurances as may be requested by the Fund or the Advisor. The Advisor may disclose information respecting the Sub-Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

20. Certifications; Disclosure Controls and Procedures. The Sub-Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Advisor, the Sub-Advisor agrees to use its best efforts to assist the Advisor and the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Sub-Advisor agrees to inform the Fund of any material development related to the Allocated Portion that the Advisor notifies the Sub-Advisor is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

21. Provision of Certain Information by the Sub-Advisor. The Sub-Advisor will promptly notify the Advisor in writing of the occurrence of any of the following events:

(a) the Sub-Advisor fails to be registered as investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as investment adviser in order to perform its obligations under this Agreement;

(b) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Advisor or the Fund;

(c) the Sub-Advisor suffers financial impairment which materially interferes with its ability to manage the Allocated Portion or otherwise fulfill its duties under this Agreement;

(d) the Sub-Advisor, its principal officers or its controlling stockholders are the subject of a government investigation or inquiry, administrative proceeding or any other type of legal action which, under the Investment Company Act, would make it ineligible to serve as an investment adviser to an investment company;

(e) a change in the Sub-Advisor’s personnel materially involved in the management of the Allocated Portion; or

(f) a change in control or management of the Sub-Advisor.

22. Confidentiality. The parties to this Agreement shall not, directly or indirectly, permit their respective affiliates, directors, trustees, officers, members, employees, or agents to, in any form or by any means, use, disclose, or furnish to any person or entity, records or information concerning the business of any of the other parties except as necessary for the performance of duties under this Agreement or as required by law, without prior written notice to and approval of the relevant other parties, which approval shall not be unreasonably withheld by such other parties. The Advisor agrees not to make use of the investment recommendations of the Sub-Advisor with regard to other investment portfolios, products, clients or prospective clients without the written consent of the Sub-Advisor.

22. Use of Sub-Advisor’s Name and Logo. Neither the Fund nor the Advisor will use the Sub-Advisor’s name or make any statements relating to the Sub-Advisor or its affiliates in any promotional or disclosure materials relating to the Fund until the Sub-Advisor has reviewed and approved the materials prior to their first use. Such approval will not be unreasonably withheld or delayed. Neither the Advisor nor the Fund may use the logo of the Sub-Advisor or any affiliate in any promotional materials without the prior approval of the Sub-Advisor, which the Sub-Advisor may grant or withhold in its sole discretion. Within fifteen (15) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with Sub-Advisor.

23. Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

LITMAN/GREGORY FUND ADVISORS, LLC		SEGALL BRYANT & HAMILL, LLC

By:		By:
Name:	John M. Coughlan	Name:
Title:	Chief Operating Officer	Title:

As a Third Party Beneficiary,

LITMAN GREGORY FUNDS TRUST

on behalf of

LITMAN GREGORY SMALLER COMPANIES FUND

By:
Name:	Jeremy DeGroot
Title:	President

EXHIBIT D

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND

LITMAN GREGORY FUNDS TRUST

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT is made as of the 15th day of June 2017 by and between LITMAN/GREGORY FUND ADVISORS, LLC (the “Advisor”) and DCI, LLC (the “Sub-Advisor”).

WITNESSETH:

WHEREAS, the Advisor has been retained as the investment adviser to the Litman Gregory Masters Alternative Strategies Fund (the “Fund”), a series of the Litman Gregory Funds Trust (the “Trust”), an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Advisor has been authorized by the Trust to retain one or more investment advisers (each an “investment manager”) to serve as portfolio managers for a specified portion of the Fund’s assets (the “Allocated Portion”); and

WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), and is engaged in the business of supplying investment advisory services as an independent contractor; and

WHEREAS, the Fund and the Advisor desire to retain the Sub-Advisor as an investment manager to render portfolio advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Sub-Advisor desires to furnish said advice and services; and

WHEREAS, the Trust and the Fund are third party beneficiaries of such arrangements;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, which shall include the Trust on behalf of the Fund for purposes of the indemnification provisions of section 11 hereof, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Sub-Advisor.

(a) The Advisor hereby employs the Sub-Advisor, and the Sub-Advisor hereby accepts such employment, to render investment advice and related services with respect to the Allocated Portion of the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Advisor and the Trust’s Board of Trustees.

(b) The Sub-Advisor’s employment shall be solely with respect to an Allocated Portion of the Fund’s assets, such Allocated Portion to be specified by the Advisor and subject to periodic increases or decreases at the Advisor’s sole discretion.

(c) Nature of Fund. The Sub-Advisor and the Advisor both acknowledge that the Fund is a mutual fund that operates as a series of an open-end series investment company under the plenary authority of the Trust’s Board of Trustees. In managing the Allocated Portion, the Sub-Advisor shall do so subject always to the plenary authority of the Board of Trustees.

2. Duties of Sub-Advisor.

(a) General Duties. The Sub-Advisor shall act as one of several investment managers to the Fund and shall invest the Sub-Advisor’s Allocated Portion of the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, the Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law. Advisor shall provide to the Sub-Advisor such information with respect to the Fund such that the Sub-Advisor will be able to maintain compliance with applicable regulations, laws, policies, and restrictions with respect to the Sub-Advisor’s Allocated Portion.

Without limiting the generality of the foregoing, the Sub-Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s Allocated Portion of the Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s Allocated Portion; (iii) determine that portion of the Sub-Advisor’s Allocated Portion that will remain uninvested, if any; (iv) manage and oversee the investments of the Sub-Advisor’s Allocated Portion, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (v) vote proxies, file required ownership reports, and take other actions with respect to the securities in the Sub-Advisor’s Allocated Portion; (vi) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s Allocated Portion; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’ assets which the Advisor, the Trustees, or the officers of the Trust may reasonably request; and (viii) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Sub-Advisor’s Allocated Portion as the Board may reasonably request.

(b) Brokerage. With respect to the Sub-Advisor’s Allocated Portion, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates. The Sub-Advisor may direct orders to an affiliated person of the Sub-Advisor or to any other broker-dealer who has been identified by the Advisor to the Sub-Advisor as an affiliate of any other investment manager without prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees, provided that the Sub-Advisor does so in a manner consistent with Sections 17(a) and 17(e) of the Investment Company Act, Rule 17e-1 thereunder and the Rule 17e-1 procedures adopted by the Trust (a copy of which shall be provided by the Advisor). The Sub-Advisor’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or the Advisor’s overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, any affiliate of either, or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine, and the Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) Proxy Voting. The Advisor hereby delegates to the Sub-Advisor, the Advisor’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Allocated Portion. The Sub-Advisor’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC. The Sub-Advisor shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Advisor’s voting procedures, of the Sub-Advisor’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Advisor shall supply updates of this record to the Advisor or any authorized representative of the Advisor, or to the Fund on a quarterly basis (or more frequently, if required by law). The Sub-Advisor shall provide the Advisor and the Fund with information regarding the policies and procedures that the Sub-Advisor uses to determine how to vote proxies relating to the Allocated Portion. The Fund may request that the Sub-Advisor vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies.

(d) Books and Records. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under the Investment Company Act with respect to the Fund and to preserve the records required by Rule 204-2 under the Advisers Act with respect to the Fund for the period specified in the Rule.

(e) Custody. Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund’s custodian bank, or its nominee or as otherwise provided in the Fund’s custody agreement. The Fund shall notify the Sub-Advisor of the identity of its custodian bank and shall give the Sub-Advisor fifteen (15) days’ written notice of any changes in such custody arrangements. Neither the Sub-Advisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash or securities, mortgages or deeds of trust, or other indicia of ownership of the Fund’s investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund’s custodian bank. The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Sub-Advisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-Advisor with all operational information necessary for the Sub-Advisor to trade on behalf of the Fund.

(f) (1) Consulting with Certain Affiliated Sub-Advisors. With respect to any transaction the Fund enters into with an affiliated sub-advisor (or an affiliated person of such sub-advisor) in reliance on Rule 10f-3, Rule 17a-10 or Rule 12d3-1 under the Investment Company Act, the Sub-Advisor agrees that it will not consult with the affiliated sub-advisor concerning such transaction, except to the extent necessary to comply with the percentage limits of paragraphs (a) and (b) of Rule 12d3-1.

(2) Transactions Among Sub-Advisors of the Fund. In any case in which there are two or more sub-advisors responsible for providing investment advice to the Fund, the Sub-Advisor may enter into a transaction on behalf of the Fund with another sub-advisor of the Fund (or an affiliated person of such sub-advisor) in reliance on Rule 10f-3, Rule 17a-10 or Rule 12d3-1 under the Investment Company Act, only if (i) the Sub-Advisor, under the terms of this Agreement, is responsible for providing investment advice with respect to its Allocated Portion, and (ii) the other sub-advisor is responsible for providing investment advice with respect to a separate portion of the portfolio of the Fund.

3. Representations of Sub-Advisor.

(a) Sub-Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) Sub-Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) Sub-Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act, the Investment Company Act and any other applicable state and/or self-regulatory organization regulations.

(d) Sub-Advisor shall be covered by errors and omissions insurance. The company self-retention or deductible shall not exceed reasonable and customary standards, and Sub-Advisor agrees to notify Advisor in the event the aggregate coverage of such insurance in any annual period is reduced below $10,000,000.

(e) The Sub-Advisor represents and warrants to the Advisor and the Fund that (i) the retention of the Sub-Advisor as contemplated by this Agreement is authorized by the Sub-Advisor’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Advisor or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Advisor and when executed and delivered by the Sub-Advisor will be the legal, valid and binding obligation of the Sub-Advisor, enforceable against the Sub-Advisor in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

4. Independent Contractor. The Sub-Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust, the Fund, or the Advisor in any way, or in any way be deemed an agent for the Trust, the Fund, or the Advisor. It is expressly understood and agreed that the services to be rendered by the Sub-Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Sub-Advisor’s Personnel. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or retained by the Sub-Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice, and assistance as the Sub-Advisor, the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6. Expenses.

(b) The Sub-Advisor shall be responsible for (i) providing the personnel, office space, and equipment reasonably necessary to fulfill its obligations under this Agreement.

(c) In the event this Agreement is terminated by an assignment in the nature of a change of control as contemplated by Section 14(b) hereof, and the parties agree to enter into a new agreement, the Sub-Advisor shall be responsible for (i) the costs of any special notifications to the Fund’s shareholders and any special meetings of the Trust’s Board of Trustees convened for the primary benefit of the Sub-Advisor, or (ii) its fair share of the costs of any special meetings required for the benefit of the Sub-Advisor as well as for other purposes.

(c) The Sub-Advisor may voluntarily absorb certain Fund expenses or waive some or all of the Sub-Advisor’s own fee.

(d) To the extent the Sub-Advisor incurs any costs by assuming expenses which are an obligation of the Advisor or the Fund, the Advisor or the Fund shall promptly reimburse the Sub-Advisor for such costs and expenses. To the extent the Sub-Advisor performs services for which the Fund or the Advisor is obligated to pay, the Sub-Advisor shall be entitled to prompt reimbursement in such amount as shall be negotiated between the Sub-Advisor and the Advisor but shall, under no circumstances, exceed the Sub-Advisor’s actual costs for providing such services.

(e) For the avoidance of doubt, the Fund will pay credit intermediation fees, clearing fees, brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Allocated Portion of the assets of the Fund.

7. Investment Sub-Advisory Fee.

(a) The Advisor shall pay to the Sub-Advisor, and the Sub-Advisor agrees to accept, as full compensation for all investment advisory services furnished or provided to the Fund pursuant to this Agreement, an annual sub-advisory fee based on the Sub-Advisor’s Allocated Portion, as such Allocated Portion may be adjusted from time to time. Such fee shall be paid at the annual rate specified on Exhibit A attached hereto on the net assets of the Fund attributable to the Sub-Advisor’s Allocated Portion, computed on the value of such net assets as of the close of business each day.

(b) The sub-advisory fee shall be paid by the Advisor to Sub-Advisor monthly in arrears on the tenth business day of each month.

(c) The initial fee under this Agreement shall be payable on the tenth business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Sub-Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Sub-Advisor under this Agreement will be reduced to the extent of any receivable owed by the Sub-Advisor to the Advisor or the Fund.

(e) The Sub-Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Advisor of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Sub-Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) The Sub-Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Sub-Advisor hereunder.

8. No Shorting; No Borrowing. The Sub-Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Sub-Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Funds assets in connection with any borrowing not directly for the Fund’s benefit.

9. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund. In this connection, the Sub-Advisor acknowledges that the Advisor and the Trust’s Board of Trustees retain ultimate plenary authority over the Fund, including the Allocated Portion, and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. Reports and Access. The Sub-Advisor agrees to supply such information to the Advisor and to permit such compliance inspections by the Advisor or the Fund as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

11. Standard of Care, Liability and Indemnification.

(a) The Sub-Advisor shall exercise reasonable care and prudence in fulfilling its obligations under this Agreement.

(b) The Sub-Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements furnished by the Sub-Advisor for use by the Advisor in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) that pertain to the Sub-Advisor and the investment of the Sub-Advisor’s Allocated Portion of the Fund. The Sub-Advisor shall have no responsibility or liability with respect to other disclosures.

(c) The Sub-Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Advisor in violation of Section 2 hereof.

(d) Except as otherwise provided in this Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust, or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(e) Except as otherwise provided in this Agreement, including without limitation paragraphs (c) and (d) above, each, party to this Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest.

The provisions of this paragraph 11(e) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

(f) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor or the Sub-Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. Non-Exclusivity; Trading for Sub-Advisor’s Own Account; Code of Ethics. The Advisor’s employment of the Sub-Advisor is not an exclusive arrangement. The Advisor anticipates that it will employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Sub-Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling, or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Sub-Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Sub-Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act, a copy of which has been provided to the Board of Trustees of the Trust.

The Sub-Advisor will make such reports to the Advisor and the Fund as are required by Rule 17j-1 and Rule 38a-1 under the Investment Company Act. The Sub-Advisor agrees to provide the Advisor and the Fund with any information required to satisfy the compliance program, code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act and any rules or regulations promulgated by the SEC. To the extent the Sub-Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Sub-Advisor shall provide the Advisor with a copy of such code of ethics and any amendments thereto.

14. Term.

(a) This Agreement shall become effective upon approval by the Board of Trustees of the Trust and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval, and (iii) the Advisor. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b) The Fund and its distributor may use the Sub-Advisor’s trade name or any name derived from the Sub-Advisor’s trade name only in a manner consistent with the nature of this Agreement for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with Sub-Advisor.

14. Termination; No Assignment.

(a) This Agreement may be terminated at any time without payment of any penalty, by: the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Sub-Advisor and the Advisor. This Agreement also may be terminated at any time, without the payment of any penalty, by the Advisor or the Sub-Advisor upon sixty (60) days’ written notice to the Trust and the other party. In the event of a termination, Sub-Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by Sub-Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

16. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act and any rules and regulations promulgated thereunder.

18. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Advisor hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Advisor (on behalf of itself and the Fund) and the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Advisor or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Advisor and the Fund and communicated in writing to the Sub-Advisor. Such written approval shall not be unreasonably withheld by the Advisor or the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

19. Anti-Money Laundering Compliance. The Sub-Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Sub-Advisor agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Advisor, now and in the future. The Sub-Advisor further agrees to provide to the Fund and/or the Advisor such reports, certifications and contractual assurances as may be requested by the Fund or the Advisor. The Advisor may disclose information respecting the Sub-Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

20. Certifications; Disclosure Controls and Procedures. The Sub-Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Advisor, the Sub-Advisor agrees to use its best efforts to assist the Advisor and the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Sub-Advisor agrees to inform the Fund of any material development related to the Allocated Portion that the Sub-Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

21. Provision of Certain Information by the Sub-Advisor. The Sub-Advisor will promptly notify the Advisor in writing of the occurrence of any of the following events:

(a) the Sub-Advisor fails to be registered as investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as investment adviser in order to perform its obligations under this Agreement;

(b) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Advisor or the Fund;

(c) the Sub-Advisor suffers financial impairment which materially interferes with its ability to manage the Allocated Portion or otherwise fulfill its duties under this Agreement;

(d) the Sub-Advisor, its principal officers or its controlling stockholders are the subject of a government investigation or inquiry, administrative proceeding or any other type of legal action which, under the Investment Company Act, would make it ineligible to serve as an investment adviser to an investment company;

(e) a change in the Sub-Advisor’s personnel materially involved in the management of the Allocated Portion; or

(f) a change in control or management of the Sub-Advisor.

22. Confidentiality. The parties to this Agreement shall not, directly or indirectly, permit their respective affiliates, directors, trustees, officers, members, employees, or agents to, in any form or by any means, use, disclose, or furnish to any person or entity, records or information concerning the business of any of the other parties except as necessary for the performance of duties under this Agreement or as required by law, without prior written notice to and approval of the relevant other parties, which approval shall not be unreasonably withheld by such other parties. Sub-Advisor may communicate (a) that the Sub-Advisor acts as investment manager for the Fund, and (b) the performance history of the Allocated Portion.

23. Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

LITMAN/GREGORY FUND ADVISORS, LLC		DCI, LLC

By:		By:
Name:	John M. Coughlan	Name:	Richard Donick
Title:	Chief Operating Officer	Title:	President

As a Third Party Beneficiary,

LITMAN GREGORY FUNDS TRUST

on behalf of

LITMAN GREGORY ALTERNATIVE STRATEGIES FUND

By:
Name:	Jeremy DeGroot
Title:	President